The GAMCO Global Opportunity Fund

A series of GAMCO Global Series Funds, Inc.

SUMMARY PROSPECTUS April 30, 2013

Class A (GOCAX), C (GCLCX), I (GLOIX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated April 30, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective

The GAMCO Global Opportunity Fund (the “Fund”) primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares” of the statutory Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption price)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%
Exchange Fee	None	None	None

Annual Fund Operating Expenses
(expenses that you are deducted from Fund assets):
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.66%	1.66%	1.66%

Total Annual Fund Operating Expenses(1)	2.91%	3.66%	2.66%
Fee Waiver and/or Expense Reimbursement(1)	(0.91)%	(0.91)%	(0.91)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	2.00%	2.75%	1.75%

(1)	The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 2.00%, 2.75%, and 1.75% for Class A, Class C, and Class I Shares, respectively. This arrangement is in effect through May 1, 2014 and may only be terminated by the Board of Directors of the Company before such time.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$766	$1,343	$1,944	$3,561
Class C Shares	$378	$1,037	$1,816	$3,856
Class I Shares	$178	$740	$1,329	$2,926

You would pay the following expenses if you did not redeem your shares of the Fund:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$766	$1,343	$1,944	$3,561
Class C Shares	$278	$1,037	$1,816	$3,856
Class I Shares	$178	$740	$1,329	$2,926

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 65% of its total assets in common stock of companies which the portfolio manager believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued.

The Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. As a “global” fund, the Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of the Fund’s total net assets is invested in securities of non-U.S. issuers or related investments thereof.

Principal Risks

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. Your investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell Fund shares, they may be worth less than what you paid for them.

Investing in the Fund involves the following risks:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company’s particular circumstances.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•	Management Risk. If the portfolio managers are incorrect in their assessment of the securities the Fund holds, then the value of the Fund’s shares may decline.

•

Non-Diversification Risk.    As a non-diversified mutual fund, more of the Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•

Smaller Capitalization Risk.    Risk is greater for the securities of smaller capitalization companies (including small unseasoned companies that have been in operation less than three years) because such companies generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

You May Want to Invest in the Fund if:

•	you are a long term investor
•	you seek growth of capital
•	you seek to diversify your investments outside the U.S.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of broad based securities market indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

GAMCO GLOBAL OPPORTUNITY FUND

(Total Returns for the Years Ended December 31)

The bar chart above shows the total returns for Class A for the years ended 2003 through 2012. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund’s returns would be less than those shown. During the years shown in the bar chart, the highest return for a quarter was 22.8% (quarter ended June 30, 2003) and the lowest return for a quarter was (19.5)% (quarter ended September 30, 2011).

Average Annual Total Returns (for the periods ended December 31, 2012)	Past One Year	Past Five Years	Past Ten Years
GAMCO Global Opportunity Fund Class A Shares
Return Before Taxes	8.40%	(1.11)%	8.31%
Return After Taxes on Distributions	8.45%	(1.11)%	8.31%
Return After Taxes on Distributions and Sale of Fund Shares	5.77%	(0.88)%	7.44%
Class C Shares Return Before Taxes	13.18%	(0.69)%	8.35%

Average Annual Total Returns (for the periods ended December 31, 2012)	Past One Year	Past Five Years	Past Ten Years
Class I Shares (first issued on 1/11/08) Return Before Taxes	15.36%	0.34%	9.09%
MSCI AC World Free Index (reflects no deduction for fees, expenses, or taxes)	16.56%	(0.61)%	8.50%
Lipper Global Multi-Cap Growth Fund Average (reflects no deduction for fees, expenses, or taxes)	16.47%	(0.55)%	9.34%

The returns shown for Class I Shares prior to their first issuance dates are those of Class AAA Shares of the Fund, which are not offered in this Prospectus. All Classes of the Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” and the “Return After Taxes on Distributions” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC (the “Adviser”) serves as the adviser to the Fund.

The Portfolio Managers. Mr. Caesar M.P. Bryan, Senior Vice President of the Adviser, has served as portfolio manager of the Fund since 1998. Mr. Kevin V. Dreyer has been an Associate Portfolio Manager of the Fund since 2006.

Purchase and Sale of Fund Shares

The minimum initial investment for Class A and Class C Shares must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments.

Generally, the minimum initial investment for Class I Shares is at least $500,000. However, this minimum initial investment is waived for employee benefit plans with assets of at least $50 million.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. For more information, turn to “Third Party Arrangements” on page 37 of the Prospectus. Ask your salesperson or visit your financial intermediary’s website for more information.

403 multi 2013

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